Exhibit 10(b)
Form — Belgium (Without Election)
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AWARD AGREEMENT FOR EMPLOYEES
NONQUALIFIED STOCK OPTION GRANTED
TO [Grantee’s Name] ON [Grant Date]
The Scotts Miracle-Gro Company (“Company”) believes that its business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan (“Plan”) through which key employees, like you, may acquire (or share in the appreciation of) common shares, without par value, of the Company (“Shares”). Capitalized terms that are not defined in this Award Agreement have the same meanings as in the Plan.
This Award Agreement describes the type of Award that you have been granted and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:
     - Read the Plan, this Award Agreement and the Plan Prospectus, as supplemented, carefully; and
- Contact [Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:
The Scotts Miracle-Gro Company
Attention: [Title]
14111 Scottslawn Road
Marysville, Ohio 43041
If you accept the NSO, you must return a signed copy of this Award Agreement, together with the Acceptance Form, to:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[TPA Contact’s Address]
[TPA Telephone Number]
Also, upon receipt of this Award Agreement, you must execute an acknowledgment of receipt in the form as attached hereto (the “Acknowledgment of Receipt” or “Acknowledgment”) and return this Acknowledgment to [Third Party Administrator] at the address listed in the Acknowledgment within [                     days following the Grant Date] [THIS SHOULD BE A SHORTER PERIOD THAN FOR THE ACCEPTANCE AS THE ACKNOWLEDGMENT SIMPLY SERVES TO ACKNOWLEDGE RECEIPT OF THE DOCUMENTS AND OF
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
THE AWARD THAT WAS MADE] and decide whether you wish to accept the NSO. If you decide to accept the NSO, you must also complete the Acceptance Form attached hereto.
Acceptance of the NSO hereunder will only take place by returning this Award Agreement and the Acceptance Form attached hereto, all duly executed by you, to [Third Party Administrator] at the address listed in the Acknowledgment within ___days following the Grant Date.
If you do not return a signed copy of the Acknowledgement within [___days following the Grant Date] [THIS SHOULD BE A SHORTER PERIOD AS THE ACKNOWLEDGMENT SIMPLY SERVES TO ACKNOWLEDGE RECEIPT OF THE DOCUMENTS AND OF THE AWARD THAT WAS MADE] to the address shown below and a signed copy of the Award Agreement and the Acceptance Form on or before [___days following the Grant Date] [THIS SHOULD REFLECT THE ULTIMATE DATE THAT THE GRANTEE CAN ACCEPT THE NSO], your NSO will be forfeited and you will not be entitled to receive anything on account of this award of the NSO.
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
1. DESCRIPTION OF YOUR NONQUALIFIED STOCK OPTION
     You have been granted a Nonqualified Stock Option (“NSO”) to purchase [Number of Common Shares] Shares at an exercise price of $[Exercise Price] for each Share (“Exercise Price”) on or before [Expiration Date No Later Than 10 Years After Grant Date] (“Expiration Date”), subject to the terms and conditions of the Plan and this Award Agreement. The Grant Date of the NSO is [Grant Date].
2. LIMITS ON EXERCISING YOUR NSO
     (a) Normally, your NSO will vest (and become exercisable) on [Vesting Date] (the “Vesting Date”) but only if you are actively employed by the Company or any Subsidiary or Affiliate on the Vesting Date and all other conditions described in this Award Agreement and the Plan are met. This does not mean that you must exercise your NSO on this date; this is merely the first date that you may do so. However, except as described below, your NSO will expire to the extent it is not exercised on or before the Expiration Date.
     There are some special situations in which your NSO may vest earlier. These are described in Sections 4(a) and 4(c) of this Award Agreement.
     (b) At any one time, you may not exercise your NSO to buy fewer than 100 Shares (or, if less, the number of Shares underlying the vested portion of your NSO). Also, you may never exercise your NSO to purchase a fractional Share. Any fractional Share shall be redeemed for cash equal to the Fair Market Value of such fractional Share. You acknowledge and accept that this redemption may trigger different Belgian tax and social security treatment than when Shares are issued upon exercising your NSO and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such tax and/or social security treatment and you accept all liability with regard to such taxes and/or social security and the payment thereof.
3. EXERCISING YOUR NSO
     (a) After your NSO vests, you may exercise the NSO by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSO are available from [Third Party Administrator] at [TPA Telephone Number] or at the address given above.
     (b) Given that you accept your NSO after the 60th day following the Grant Date, you will only be subject to tax and/or social security when you exercise your NSO. Before accepting your NSO, you should read the “Federal Income Tax” section of the Plan Prospectus, as supplemented, to ensure you understand the U.S. federal and Belgian income tax effect of accepting your NSO.
     (c) The amount of tax and/or social security owed will be withheld by the social secretariat of your employer from your salary in the month in which the NSO becomes taxable and will be paid to the Belgian tax and/or social security authorities.
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
     (d) At the time of exercise, you must pay the aggregate exercise price plus taxes and or employee social security contributions, if any. Payment of the aggregate Exercise Price and any related taxes (for the purpose of this Section 3(d), the term “tax” shall refer to both tax and employee social security contributions, as applicable) shall be done by any of the following methods, or a combination thereof, at your election:
EXERCISE AND HOLD: If you elect this alternative, you must pay the full Exercise Price plus related taxes in cash, in a cash equivalent, or in Shares having a Fair Market Value equal to the Exercise Price plus related taxes and which you have owned for at least six months before the exercise date. When the transaction is complete, you will receive the number of Shares purchased.
CASHLESS EXERCISE AND SELL: If you elect this alternative, you will be deemed to have simultaneously exercised the NSO and to have sold the Shares underlying the portion of the NSO you exercised. When the transaction is complete, you will receive cash (but no Shares) equal to the difference between the aggregate Fair Market Value of the Shares deemed to have been acquired through the exercise minus the aggregate Exercise Price and related taxes. You acknowledge and accept that this way of exercising your NSO may trigger additional Belgian taxes and/or social security and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such additional taxes and/or social security and you accept all liability with regard to such additional taxes and/or social security and the payment thereof.
COMBINATION EXERCISE: If you elect this alternative, you will be deemed to have simultaneously exercised the NSO and to have sold a number of those Shares with a Fair Market Value equal to the aggregate Exercise Price and related taxes. When the transaction is complete, the balance of the Shares subject to the portion of the NSO you exercised will be transferred to you. You acknowledge and accept that this way of exercising your NSO may trigger additional Belgian taxes and/or social security and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such additional taxes and/or social security and you accept all liability with regard to such additional taxes and/or social security and the payment thereof.
     (e) Before choosing an exercise method, you should read the Plan Prospectus, as supplemented, to ensure you understand the income tax effect of exercising your NSO.
     (f) If you do not elect one of the methods set forth in Section 3(d) above, we will apply the Cashless Exercise and Sell method described in Section 3(d).
4. GENERAL TERMS AND CONDITIONS
     (a) YOU MAY FORFEIT YOUR NSO IF YOU TERMINATE. Normally, you may exercise your NSO after it vests and before the Expiration Date. However, your NSO may be cancelled earlier than the Expiration Date if you Terminate. For purposes of this Award Agreement, “Terminate” (or any form thereof) means cessation of the employee-employer
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
relationship between you and the Company and all Affiliates and Subsidiaries for any reason.
     (i) If you are Terminated for Cause, the portion of your NSO that has not been exercised will be forfeited (whether or not then vested) on the date you Terminate; or
     (ii) If you die or you Terminate due to your Disability (as defined below), your NSO will become fully vested and expire on the earlier of the Expiration Date or 12 months after you Terminate. For purposes of this Award Agreement, “Disability” means your inability to perform your normal duties for a period of at least six months due to a physical or mental infirmity; or
     (iii) If you Terminate after reaching either (A) age 55 and completing at least 10 years of employment with the Company, its Affiliates and/or its Subsidiaries or (B) age 62 regardless of your years of service, your NSO will become fully vested and expire on the earlier of the Expiration Date or 12 months after you Terminate; or
     (iv) If you Terminate for any other reason, the unvested portion of your NSO will be forfeited immediately and the vested portion of your NSO will expire on the earlier of the Expiration Date or 90 days after you Terminate.
Note, it is your responsibility to keep track of when your NSO expires.
     (b) YOU MAY FORFEIT YOUR NSO IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY). You will forfeit your NSO and must return to the Company all Shares and other amounts you have received through the Plan if, without the Company’s written consent, you do any of the following within 180 days before and 730 days after you Terminate:
     (i) You serve (or agree to serve) as an officer, director, manager, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership, limited liability company or other entity that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before your Termination or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved any time within five years before your Termination;
     (ii) You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
     (iii) You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
     (iv) On your own behalf or on behalf of any other person, partnership, association, corporation, limited liability company or other entity, you solicit or in any
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation, limited liability company or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
     (v) You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
     (vi) You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
     (vii) You engaged in conduct that the Committee reasonably concludes would have given rise to a Termination for Cause had it been discovered before you Terminated.
     (c) CHANGE IN CONTROL. Normally, your NSO will vest only in the circumstances described in Section 2(a). However, if there is a Change in Control, your NSO may vest earlier. You should read the Plan carefully to ensure that you understand how this may happen.
     (d) NO RIGHT TO EMPLOYMENT. Your NSO award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This Award and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company or any Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or an Affiliate to terminate your employment.
     (e) DATA PRIVACY. Information about you and your participation in the Plan, including, without limitation, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, and details of the NSO or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor) may be collected, recorded, held, used and disclosed by the Company, its Affiliates and Subsidiaries and the [Third Party Administrator] for any purpose related to the administration of the Plan. You understand that the Company and its Subsidiaries or Affiliates may transfer such information to any third party
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above. This consent may be withdrawn at any time in writing by sending a declaration of withdrawal to the [Third Party Administrator]. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. You may, at any time, view the data relating to you and require the modification thereof, without costs, by contacting the [Third Party Administrator].
     (f) AMENDMENT AND TERMINATION. Subject to the terms of the Plan, we may amend or terminate this Award Agreement or the Plan at any time.
     (g) RIGHTS BEFORE YOUR NSO IS EXERCISED. You may not vote, or receive any dividends associated with, the Shares underlying your NSO before your NSO is exercised with respect to such Shares.
     (h) BENEFICIARY DESIGNATION. You may name a beneficiary or beneficiaries to receive or to exercise the vested portion of your NSO that is unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
     (i) TRANSFERRING YOUR NSO. Normally your NSO may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSO if you die before the Expiration Date. Also, the Committee may allow you to place your NSO into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given above if you are interested in doing this.
     (j) ELECTRONIC DELIVERY. The Company may, in its sole discretion, deliver any documents related to your NSO and your participation in the Plan, or future awards that may be granted under the Plan, by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     (k) GOVERNING LAW. This Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
     (l) OTHER AGREEMENTS. Your NSO will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
     (m) ADJUSTMENTS TO YOUR NSO. Subject to the terms of the Plan, your NSO will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of Shares underlying your NSO and the Exercise Price will be adjusted to reflect a stock split).
     (n) OTHER TERMS AND CONDITIONS. Your NSO is subject to more rules described in the Plan. You should read the Plan carefully to ensure you fully understand all the terms and conditions of the grant of the NSO made to you under this Award Agreement.
5. YOUR ACKNOWLEDGMENT OF RECEIPT
By signing below, you acknowledge and agree that:
     (a) Copies of the Plan and Plan Prospectus, as supplemented, have been made available to you;
     (b) You understand and accept the terms and conditions of your NSO;
     (c) If you do not return a signed copy of this Acknowledgement within [___days following the Grant Date] [THIS SHOULD BE A SHORTER PERIOD AS THIS ACKNOWLEDGMENT SIMPLY SERVES TO ACKNOWLEDGE RECEIPT OF THE DOCUMENTS AND OF THE AWARD THAT WAS MADE] to the address shown below and a signed copy of the Award Agreement and the Acceptance Form on or before [___Days following the Grant Date] [THIS SHOULD REFLECT THE ULTIMATE DATE THAT THE GRANTEE CAN ACCEPT THE NSO], your NSO will be forfeited and you will not be entitled to receive anything on account of this award of the NSO; and
     (d) If you accept the NSO, you must return a signed copy of this Award Agreement to the address given above before together with the Acceptance Form.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

BY:	BY:

Date signed:	[Name of Company representative]

[Title of Company representative]
Date signed:

Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
2006 LONG-TERM INCENTIVE PLAN
ACCEPTANCE FORM
     You agree to be bound by the terms and conditions of this Acceptance Form, the Award Agreement, the Plan, and the Plan Prospectus, as supplemented, and hereby accept or reject the NSO granted under the Award Agreement, as specifically designated below. You acknowledge that you have been encouraged to discuss this matter with your financial or tax advisor and that this acceptance is made knowingly.
     If you elect to accept the NSO, please sign this Acceptance Form and the Award Agreement and indicate your acceptance below.
     You hereby accept:
☐	the NSO by , 200 (i.e., after 60 days after the Grant Date) to obtain taxation on the difference between the Exercise Price and the Fair Market Value of the Shares at exercise.
     OR
     If you intend to reject the NSO award, indicate your rejection below.
☐	You have considered the NSO award, and hereby expressly reject the NSO award. You acknowledge that you have been encouraged to discuss this matter with your financial advisor and that this rejection is made knowingly. You further acknowledges that you, by rejecting the NSO award, will not be entitled to any payment or benefit in lieu of the NSO.
To the extent that you accept the NSO award, by signing below, you acknowledge and agree that:
•	you understand and accept the conditions placed on your NSO award and understand what you have to do to earn and exercise your NSO award; and
•	you will consent (on your own behalf and on behalf of your beneficiaries and without any further consideration) to any necessary change to your NSO or the Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of your NSO and reduce their value or potential value.

[GRANTEE’S NAME]	Date
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
This completed form should be executed and returned to the attention of [Third Party Administrator] at the latest by the [___ day following the Grant Date].
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
FOR NONQUALIFIED STOCK OPTION GRANTED
TO [Grantee’s Name] ON [Grant Date]
Additional copies of this Nonqualified Stock Option Exercise Notice (“Exercise Notice”) (and any further information you may need about this Exercise Notice or exercising your NSO) are available from [Third Party Administrator] at the address given below.
By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise all or a portion of the NSO and to purchase the Shares described below. Capitalized terms not defined in this Exercise Notice have the same meanings as in the Plan and applicable Award Agreement.
NOTE: You must complete a separate Exercise Notice for each NSO being exercised (e.g., if you are simultaneously exercising an NSO to purchase 200 Shares granted on January 1, 2008 and an NSO to purchase 100 Shares granted on January 1, 2009 under a separate award agreement, you must complete two Exercise Notices, one for each NSO being exercised).
NSO TO BE EXERCISED AND SHARES TO BE PURCHASED: This Exercise Notice relates to the following NSO and number of Shares (fill in the blanks):
     Grant Date of NSO: [Grant Date]
     Number of Shares Being Purchased:
EXERCISE PRICE: The aggregate Exercise Price due is US$                                         .
     NOTE: This amount must equal the product of [Exercise Price] multiplied by the number of Shares being purchased.
PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes and/or employee social security contributions by (check one):
     NOTE: These methods are described in the applicable Award Agreement.
                          Cashless Exercise and Sell.
                          Combination Exercise.
                          Exercise and Hold.
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
     NOTE:
•	If you select the Exercise and Hold method, you must follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes plus the employee social security contributions, if any, related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of taxes due.

•	If you select either the Cashless Exercise and Sell method or the Combination Exercise method, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of Shares you will receive.
YOUR ACKNOWLEDGMENT
By signing below, you acknowledge and agree that:
•	You fully understand the effect (including the investment effect) of exercising your NSO and buying Shares and understand that there is no guarantee that the value of these Shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the NSO expires, as specified in the Award Agreement under which the NSO was granted; and

•	The Shares you are buying by completing and returning this Exercise Notice will be issued to you as soon as administratively practicable. You will not have any rights as a shareholder of the Company until the Shares are issued.
[Grantee’s Name]

(signature)
Date signed:
     A signed copy of this Exercise Notice must be received at the following address no later than the date the NSO expires, as specified in the Award Agreement under which the NSO was granted:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[TPA Contact’s Address]
[TPA Telephone Number]
*****
Scotts Option Agreement (Belgium)

Form — Belgium (Without Election)
ACKNOWLEDGEMENT OF RECEIPT
A signed copy of the Nonqualified Stock Option Exercise Notice was received on:
                                        .
[Grantee’s Name]:
                     Has effectively exercised the portion of the NSO described in this Exercise Notice; or
                     Has not effectively exercised the portion of the NSO described in this Exercise Notice because:

.
describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee
By:
Date:
Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.
Scotts Option Agreement (Belgium)